ELFUN INCOME FUND

(the “Fund”)

Supplement dated January 10, 2018 to the Summary Prospectus

dated May 1, 2017, as revised July 14, 2017

Effective immediately, Matthew Nest has replaced William Healey as a portfolio manager of the Fund. Accordingly, effective immediately, the Summary Prospectus is revised as follows:

On page 5 of the Summary Prospectus, the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

PORTFOLIO MANAGEMENT

INVESTMENT ADVISER

SSGA Funds Management, Inc.

PORTFOLIO MANAGERS

The professionals primarily responsible for the day-to-day management of the Fund are Mark H. Johnson and Matthew Nest. Mr. Johnson has served as a portfolio manager of the Fund since 2007 and Mr. Nest since 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE